FOURTH QUARTER & FISCAL 2020 RESULTS October 2020

OVERVIEW OF RESULTS Paul Reilly Chairman & CEO, Raymond James Financial 2

FISCAL 4Q20 HIGHLIGHTS vs. vs. $ in millions, except per share amounts 4Q20 4Q19 3Q20 As Reported: Net revenues RECORD $ 2,079 3% 13% Net income $ 209 (21)% 22% Earnings per common share - diluted $ 1.50 (19)% 22% 4Q19 3Q20 Return on equity 11.9% 16.2% 10.0% vs. vs. 4Q19 3Q20 Non-GAAP Measures:* Adjusted net income $ 249 (12)% 45% Adjusted earnings per common share - diluted $ 1.78 (11)% 45% 4Q19 3Q20 Adjusted return on equity 14.1% 17.3% NA Adjusted return on tangible common equity 15.3% 19.1% NA * These are non-GAAP measures. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the 3 most directly comparable GAAP measures and for more information on these measures.

FY 2020 HIGHLIGHTS vs. $ in millions, except per share amounts FY 2020 FY 2019 As Reported: Net revenues RECORD $ 7,990 3% Net income $ 818 (21)% Earnings per common share - diluted $ 5.83 (19)% FY 2019 Return on equity 11.9% 16.2% vs. FY 2019 Non-GAAP Measures:* Adjusted net income $ 858 (20)% Adjusted earnings per common share - diluted $ 6.11 (17)% FY 2019 Adjusted return on equity 12.5% 16.7% Adjusted return on tangible common equity 13.6% 18.4% * These are non-GAAP measures. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the 4 most directly comparable GAAP measures and for more information on these measures.

FISCAL 4Q20 KEY METRICS vs. vs. $ in billions 4Q20 4Q19 3Q20 Client assets under administration RECORD $ 930.1 11% 6% Private Client Group (PCG) assets under administration RECORD $ 883.3 11% 6% PCG assets in fee-based accounts RECORD $ 475.3 16% 7% Financial assets under management RECORD $ 153.1 7% 5% Total clients' domestic cash sweep balances RECORD $ 55.6 47% 7% PCG financial advisors RECORD 8,239 3% 1% Bank loans, net $ 21.2 1% —% 5

FISCAL 4Q20 SEGMENT RESULTS vs. vs. $ in millions 4Q20 4Q19 3Q20 Net Revenues: Private Client Group $ 1,394 1% 12% Capital Markets RECORD $ 410 36% 27% Asset Management $ 184 3% 13% Raymond James Bank $ 161 (25)% (10)% Consolidated net revenues RECORD $ 2,079 3% 13% Pre-Tax Income: Private Client Group $ 125 (13)% 37% Capital Markets(1) RECORD $ 106 221% 71% Asset Management RECORD $ 78 13% 30% Raymond James Bank $ 33 (75)% 136% Consolidated pre-tax income(1), (2) $ 256 (28)% 29% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. (1) 4Q20 included a $7 million loss in our Capital Markets segment related to the pending sale of our interests in certain entities that operate predominantly in France. 4Q19 6 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. (2) 4Q20 included $46 million related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. These expenses are included in the Other segment.

FY 2020 SEGMENT RESULTS vs. $ in millions FY 2020 FY 2019 Net Revenues: Private Client Group RECORD $ 5,552 4% Capital Markets RECORD $ 1,291 19% Asset Management RECORD $ 715 3% Raymond James Bank $ 765 (10)% Consolidated net revenues RECORD $ 7,990 3% Pre-Tax Income: Private Client Group $ 539 (7)% Capital Markets(1) RECORD $ 225 105% Asset Management RECORD $ 284 12% Raymond James Bank $ 196 (62)% Consolidated pre-tax income(1), (2) $ 1,052 (23)% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. (1) FY 2020 included a $7 million loss in our Capital Markets segment related to the pending sale of our interests in certain entities that operate predominantly in France. FY 7 2019 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities, and a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. (2) FY 2020 included $46 million related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. These expenses are included in the Other segment.

FINANCIAL REVIEW Paul Shoukry Chief Financial Officer, Raymond James Financial 8

CONSOLIDATED NET REVENUES vs. vs. $ in millions 4Q20 4Q19 3Q20 Asset management and related administrative fees $ 1,006 9% 16% Brokerage revenues 495 10% 2% Account and service fees 140 (22)% 4% Investment banking 222 41% 60% Interest income 201 (37)% (7)% Other* 57 4% 73% Total revenues 2,121 2% 13% Interest expense (42) (32)% —% Net revenues $ 2,079 3% 13% * Other revenues for the three months ended September 30, 2020 included $12 million of private equity valuation gains. Of these gains, 9 approximately $3 million were attributable to noncontrolling interests and are offset in Other expenses.

DOMESTIC CASH SWEEP BALANCES Clients' Domestic Cash Sweep Balances as a % of Domestic PCG Assets Under Administration (AUA) 7.6% Ca sh Sweep Balances as a % of Domestic PCG AUA 6.6% 6.7% 5.0% 4.9% 55.6 52.9 51.9 4.0 3.8 3.2 37.7 39.5 20.4 26.0 2.0 2.5 24.7 14.0 15.1 28.7 25.6 Cl ients' Domestic Cash Sweep Balances ($B) 21.6 21.9 24.1 4Q19 1Q20 2Q20 3Q20 4Q20 RJBDP- RJBDP- Year-over-year change: 47% Client Interest Program RJ Bank* Third-Party Banks* Sequential change: 7% Note: May not total due to rounding. 10 * Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks.

NET INTEREST INCOME & RJBDP FEES (THIRD-PARTY BANKS) Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 323 304 293 65 58 51 195 180 20 21 $ in millions 258 246 242 175 159 4Q19 1Q20 2Q20 3Q20 4Q20 Raymond James Bank Average Yield on RJBDP Net Interest Margin** (Third-Party Banks)*** 3.30% 3.23% 3.02% 1.83% 1.64% 2.29% 2.09% 1.33% 0.33% 0.33% 4Q19 1Q20 2Q20 3Q20 4Q20 4Q19 1Q20 2Q20 3Q20 4Q20 * As reported in Account and Service Fees in the PCG segment. ** Raymond James Bank represents a significant portion, but not all, of the 11 firmwide Net Interest Income. Raymond James Bank Net Interest Margin represents the net yield on interest-earning banking assets. *** Computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks.

CONSOLIDATED EXPENSES vs. vs. $ in millions 4Q20 4Q19 3Q20 Total Compensation Ratio Compensation, commissions and benefits $ 1,415 7% 11% 68.8% 69.6% Non-compensation expenses: 65.2% 67.2% 68.1% Communications and information processing 100 5% —% Occupancy and equipment 57 (3)% 4% Business development 28 (47)% 33% 4Q19 1Q20 2Q20 3Q20 4Q20 Investment sub-advisory fees 26 8% 13% Professional fees 23 (4)% (4)% Total Non-Compensation Expenses $ in millions Bank loan loss provision 45 650% (44)% 407 408 Acquisition and disposition-related expenses* 7 NM NM 349 359 299 Reduction in workforce expenses* 46 NM NM Other** 76 (14)% 38% Total non-compensation expenses 408 17% 14% 4Q19** 1Q20 2Q20 3Q20 4Q20* Total non-interest expenses $ 1,823 9% 11% * 4Q20 included a $7 million loss in our Capital Markets segment related to the pending sale of our interests in certain entities that operate 12 predominantly in France and $46 million in our Other segment related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. ** 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

PCG ADMINISTRATIVE COMPENSATION & BENEFITS EXPENSE PCG Administrative Compensation & Benefits Expense Year-Over-Year Change 20% 17% 12% 8% 4% FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 13

CONSOLIDATED PRE-TAX MARGIN 18.4% 17.9% 17.5% 14.9% 12.3% 11.6% 10.8% 4Q19* 1Q20 2Q20 3Q20 4Q20** Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)*** * 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. ** 4Q20 included a $7 million loss in our Capital Markets 14 segment related to the pending sale of our interests in certain entities that operate predominantly in France and $46 million in our Other segment related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. *** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

OTHER FINANCIAL INFORMATION vs. vs. $ in millions, except per share amounts 4Q20 4Q19 3Q20 Total assets $ 47,482 22% 6% RJF corporate cash* $ 2,163 60% 2% Total equity attributable to RJF $ 7,114 8% 2% Book value per share $ 52.08 9% 2% Tangible book value per share** $ 47.94 10% 3% Weighted-average common and common equivalent shares outstanding – diluted 139.6 (2)% —% 4Q19 3Q20 Tier 1 capital ratio 24.2% 24.8% 24.8% Total capital ratio 25.4% 25.8% 26.0% Tier 1 leverage ratio 14.2% 15.7% 14.5% Effective tax rate 18.4% 25.1% 13.1% * This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has 15 invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

CAPITAL MANAGEMENT Dividends Paid and Share Repurchases* $ in millions Share Repurchases* Dividends Paid Total of ~$677 million over the past 5 quarters 254 209 52 48 101 202 161 62** 51 51 51 51 50 4Q19 1Q20 2Q20 3Q20 4Q20 Number of Shares Repurchased* 2,127 126 2,548 — 678 (thousands) Average Share Price of $75.75 $89.30 $79.21 — $73.74 Shares Repurchased $487 million remains under current share repurchase authorization * Under the Board of Directors' share repurchase authorization. 16 ** Share repurchases in 1Q20 totaled $11 million.

RAYMOND JAMES BANK ASSET COMPOSITION

Asset Mix
as of September 30, 2020


Cash and Other Assets: 5%
C&I Loans: 25%
Available-For-Sale Securities: 25%
CRE* Loans: 12%
SBL and Other Loans: 13%
Residential Mortgage Loans: 16%
Tax-Exempt Loans: 4%

Total assets: $30.6 billion
Total loans, net: $21.2 billion

Commercial & Industrial Portfolio (C&I)

- All senior positions; no mezzanine lending
- Highly diversified with no industry category representing more than 3.5% of total loans (e.g. Energy ~1.6%, Restaurants ~1.3%, Airlines ~1.0%, Gaming ~0.5%, and Entertainment/Leisure ~0.2%)
- Typically loans to larger companies with EBITDA >$100 million and track record of access to other capital sources; 70% of commitments are to public companies

Commercial Real Estate Portfolio (CRE)

- Almost 50% to REITs that are typically more diversified, have a track record of access to other capital sources, and have at or near investment grade ratings
- Majority of project loans are to fully stabilized properties with average loan-to-value of 65%; construction loans represent ~1% of total loans

Residential Mortgage Portfolio

- Majority of mortgages to Private Client Group clients, diversified across the country
- Average loan-to-value of 65%; average FICO score of 762
- Almost entire portfolio are first mortgages; no Alt. A / subprime / negative amortizing mortgages

Available-For-Sale Securities Portfolio

- Primarily agency MBS and agency CMOs
- Target average duration of ~3 years

* Includes CRE construction loans.

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RAYMOND JAMES

RAYMOND JAMES BANK KEY CREDIT TRENDS vs. vs. $ in millions 4Q20 4Q19 3Q20 Bank loan loss provision $ 45 650% (44)% Net charge-offs* $ 26 1,200% (64)% 4Q19 3Q20 Nonperforming assets as a % of total assets 0.10% 0.18% 0.08% Allowance for loan losses as a % of loans held for investment 1.65% 1.04% 1.56% Criticized loans as a % of loans held for investment 4.35% 1.36% 3.41% * Net charge-offs in 4Q20 were all attributable to the loan sales made in the quarter. 18

OUTLOOK 19

APPENDIX 20

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non- GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non- GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Three months ended Twelve months ended $ in millions September 30, 2019 September 30, 2020 September 30, 2019 September 30, 2020 Net income $ 265 $ 209 $ 1,034 $ 818 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) — 7 15 7 Reduction in workforce expenses (2) — 46 — 46 Goodwill impairment (3) 19 — 19 — Pre-tax impact of non-GAAP adjustments 19 53 34 53 Tax effect of non-GAAP adjustments — (13) — (13) Total non-GAAP adjustments, net of tax 19 40 34 40 Adjusted net income $ 284 $ 249 $ 1,068 $ 858 Pre-tax income $ 354 $ 256 $ 1,375 $ 1,052 Pre-tax impact of non-GAAP adjustments (as detailed above) 19 53 34 53 Adjusted pre-tax income $ 373 $ 309 $ 1,409 $ 1,105 Pre-tax margin (4) 17.5% 12.3% 17.8% 13.2 % Non-GAAP adjustments: Acquisition and disposition-related expenses (1) — 0.4% 0.2% 0.1 % Reduction in workforce expenses (2) — 2.2% — 0.5 % Goodwill impairment (3) 0.9% — 0.2% — Total non-GAAP adjustments, net of tax 0.9% 2.6% 0.4% 0.6 % Adjusted pre-tax margin (4) 18.4% 14.9% 18.2% 13.8 % continued on next slide Note: Please refer to the footnotes on slide 24 for additional information. 21

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Three months ended Twelve months ended Earnings per common share (5) September 30, 2019 September 30, 2020 September 30, 2019 September 30, 2020 Basic $ 1.90 $ 1.53 $ 7.32 $ 5.94 Non-GAAP adjustments: (1) Acquisition and disposition-related expenses — 0.05 0.11 0.05 Reduction in workforce expenses (2) — 0.34 — 0.33 Goodwill impairment (3) 0.14 — 0.13 — Tax effect of non-GAAP adjustments — (0.10) — (0.09) Total non-GAAP adjustments, net of tax 0.14 0.29 0.24 0.29 Adjusted basic $ 2.04 $ 1.82 $ 7.56 $ 6.23 Diluted $ 1.86 $ 1.50 $ 7.17 $ 5.83 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) — 0.05 0.10 0.05 Reduction in workforce expenses (2) — 0.33 — 0.32 Goodwill impairment (3) 0.14 — 0.13 — Tax effect of non-GAAP adjustments — (0.10) — (0.09) Total non-GAAP adjustments, net of tax 0.14 0.28 0.23 0.28 Adjusted diluted $ 2.00 $ 1.78 $ 7.40 $ 6.11 Book value per share As of $ in millions, except per share amounts September 30, 2019 June 30, 2020 September 30, 2020 Total equity attributable to Raymond James Financial, Inc. $ 6,581 $ 6,965 $ 7,114 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 611 602 600 Deferred tax liabilities, net (28) (33) (34) Tangible common equity attributable to Raymond James Financial, Inc. $ 5,998 $ 6,396 $ 6,548 Common shares outstanding 137.8 137.0 136.6 Book value per share (6) $ 47.76 $ 50.84 $ 52.08 Tangible book value per share (6) $ 43.53 $ 46.69 $ 47.94 continued on next slide Note: Please refer to the footnotes on slide 24 for additional information. 22

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Return on equity	Three months ended			Twelve months ended	
$ in millions	September 30, 2019	June 30, 2020	**September 30, 2020**	September 30, 2019	**September 30, 2020**
Average equity [7]	$ 6,542	$ 6,882	**$ 7,040**	$ 6,392	**$ 6,860**
Impact on average equity of non-GAAP adjustments:					
Acquisition and disposition-related expenses [1]	—	NA	**4**	12	**1**
Reduction in workforce expenses [2]	—	NA	**23**	—	**9**
Goodwill impairment [3]	9	NA	**—**	4	**—**
Tax effect of non-GAAP adjustments	—	NA	**(7)**	—	**(2)**
Adjusted average equity [7]	$ 6,551	NA	**$ 7,060**	$ 6,408	**$ 6,868**
Average equity [7]	$ 6,542	$ 6,882	**$ 7,040**	$ 6,392	**$ 6,860**
Less:					
Average goodwill and identifiable intangible assets, net	623	603	**601**	630	**605**
Average deferred tax liabilities, net	(27)	(32)	**(33)**	(31)	**(31)**
Average tangible common equity [7]	$ 5,946	$ 6,311	**$ 6,472**	$ 5,793	**$ 6,286**
Impact on average equity of non-GAAP adjustments:					
Acquisition and disposition-related expenses [1]	—	NA	**4**	12	**1**
Reduction in workforce expenses [2]	—	NA	**23**	—	**9**
Goodwill impairment [3]	9	NA	**—**	4	**—**
Tax effect of non-GAAP adjustments	—	NA	**(7)**	—	**(2)**
Adjusted average tangible common equity [7]	$ 5,955	NA	**$ 6,492**	$ 5,809	**$ 6,294**
Return on equity [8]	16.2 %	10.0 %	**11.9 %**	16.2 %	**11.9 %**
Adjusted return on equity [8]	17.3 %	NA	**14.1 %**	16.7 %	**12.5 %**
Return on tangible common equity [8]	17.8 %	10.9 %	**12.9 %**	17.8 %	**13.0 %**
Adjusted return on tangible common equity [8]	19.1 %	NA	**15.3 %**	18.4 %	**13.6 %**

continued on next slide

23

Note: Please refer to the footnotes on slide 24 for additional information.

RAYMOND JAMES

FOOTNOTES 1. The three and twelve months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the pending sale of our interests in certain entities that operate predominantly in France. The twelve months ended September 30, 2019 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities. 2. Reduction in workforce expenses for the three and twelve months ended September 30, 2020 are associated with position eliminations that occurred in our fiscal fourth quarter of 2020 in response to the economic environment. These expenses primarily consist of severance and related payroll expenses, as well as expenses related to company-paid benefits. These expenses are included in our Other segment. 3. The three and twelve months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. 4. Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. 5. Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. 6. Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. 7. Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the annual period, computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. 8. Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period. 24